SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Daniel A. Becker
						SVP/CFO


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Hugh H. Bond
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Kendall O. Clay
						Chairman of the Board of Directors


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Douglas Covington
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Beverley E. Dalton
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Daniel D. Hamrick
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						William P. Heath, Jr.
						President and CEO


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						F. Courtney Hoge
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Walter A. Hunt
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Steven D. Irvin
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Duane E. Mink
						SVP/Counsel to the Board


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Harold K. Neal
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Clark Owen, Jr.
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						B. L. Rakes
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Charles W. Steger
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Carl E. Tarpley, Jr.
						Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Litz H. Van Dyke
						EVP/COO


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Christine L. Lewis and Duane E. Mink, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of November, 2003.




						Jon T. Wyatt
						Director